UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2005

VISION-SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

9 Strathmore Road, Natick, MA		01760
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (508) 650-9971

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b)           On September 29, 2005, the Board of Directors of Vision-Sciences, Inc. (the “Company”), following a recommendation from the Company’s Nominating Committee, elected David Anderson as a director. Additionally, Mr. Anderson will serve on the Company’s Compensation Committee.

ITEM 8.01	OTHER EVENTS

On September 29, 2005, the Company notified The Nasdaq Stock Market, Inc. (“Nasdaq”) that, following the election of Mr. Anderson, the Company is now in compliance with NASD Rule 4350(c)(1).  On September 30, 2005, Nasdaq sent the Company a letter acknowledging the Company’s compliance with its rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

	By:	/s/James A. Tracy
		Name:	James A. Tracy
		Title:	Vice President and Chief Financial Officer

Date: September 30, 2005